Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Operating expenses:
Research and development	$ 57,250	$ 42,201
General and administrative	27,284	16,797
Total operating expenses	84,534	58,998
Loss from operations	(84,534)	(58,998)
Other income:
Other income, net	3,389	976
Total other income, net	3,389	976
Loss before provision for income taxes	(81,145)	(58,022)
Provision for income taxes	27	10
Net loss	(81,172)	(58,032)
Other comprehensive income
Unrealized gain on available-for-sale investments	0	2
Comprehensive loss	$ (81,172)	$ (58,030)
Net loss per share, basic	$ (53.08)	$ (227.42)
Net loss per share, diluted	$ (53.08)	$ (227.42)
Weighted-average shares used in computing net loss per share, basic	1,529,321	255,175
Weighted-average shares used in computing net loss per share, diluted	1,529,321	255,175